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EXHIBIT 99.1




                        CERTIFICATION UNDER SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002


     In connection with the annual report on Form 10-K of Triton PCS Holdings, Inc. (the "Company") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission as of the date hereof, I, Michael E. Kalogris, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as appropriate, of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                  /s/ Michael E. Kalogris
                                                  ------------------------------
                                                  Name: Michael E. Kalogris
                                                  Title: Chief Executive Officer

                                                  Date: March 25, 2003